Listing Report:Supplement No. 10 dated May 23, 2011 to Prospectus dated May 17, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated May 17, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated May 17, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 505050
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Apr-1996	Debt/Income ratio:	44%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,583	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	29	Bankcard utilization:	79%
		Homeownership:	No
Screen name:	p2ploan-director9	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to...
pay off debt.
My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2500
Monthly expenses: $1000
Housing: $530
Insurance: $65
Car expenses: $284
Utilities: $150
Phone, cable, internet: $100
Food, entertainment: $200
Clothing, household expenses: $50
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Feb-1989	Debt/Income ratio:	45%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	5y 7m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,836	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	workmom22	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan:
This loan will be used to finish paying for my daughters wedding.

My financial situation is good. My husband and I are both employed full time and our annual gross income is about $90,000.
I am a good candidate for this loan because I do pay my bills and will sacrifice to make sure they are paid. I am have a steady job as does my husband. We are beginning to work on our debt load, now that we have no children in the home and would like to have it all paid off within 3 years.

Monthly net income: $2500.00
Insurance: $75.00
Car expenses: $300.00
Utilities: $150.00
Phone, cable, internet: $140.00
Food, entertainment: $300.00
Clothing, household expenses: $100.00
Credit cards and other loans: $300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506076
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.80%
Term:	36 months

Lender yield:	10.40%	Borrower rate/APR:	11.40% / 13.52%	Monthly payment:	$395.14

Lender servicing fee:	1.00%	Effective Yield*:	10.37%
		Estimated return*:	6.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1999	Debt/Income ratio:	11%
Credit score:	800-819 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	5y 4m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	wgc	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a used car
I'm planning to buy a car to replace my old one with over 200000 miles. I am good with credit and pay off bills in full each month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507010
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$527.28

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1998	Debt/Income ratio:	8%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 4	Length of status:	3y 2m
Amount delinquent:	$2,459	Total credit lines:	12	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$89,648	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	transaction-enforcer1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Payoff
Hello - the purpose of the loan is to pay off credit card debt which just jumped to an annual interest rate of 24%!! This high rate makes it extremely challenging to pay down debt quickly.

I am a good candidate for this loan because I have a high annual income and will be able to pay down the loan quickly through Prosper, unlike the situation with the credit card company.

Thanks for 'loaning it forward'.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507630
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jan-1997	Debt/Income ratio:	34%
Credit score:	700-719 (May-2011)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 13	Length of status:	3y 11m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,319	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Bankcard utilization:	24%
		Homeownership:	No
Screen name:	enticing-payment3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
IVF for our first child
Purpose of loan:
IVF for our first child

Income is good, credit score is good.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507678
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$217.74

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1999	Debt/Income ratio:	19%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 4	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,262	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	liberty-empire	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to become a business owner
Purpose of loan:
This loan will be used to start a business with a friend.

My financial situation:
I am a good candidate for this loan because I don't have alot of expenses.

Monthly net income: $4000
Monthly expenses: $
Housing: $450
Insurance: $98
Car expenses: $460
Utilities: $0
Phone, cable, internet: $160
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $75
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507724
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.80%
Term:	36 months

Lender yield:	10.40%	Borrower rate/APR:	11.40% / 13.52%	Monthly payment:	$493.93

Lender servicing fee:	1.00%	Effective Yield*:	10.37%
		Estimated return*:	6.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-2002	Debt/Income ratio:	50%
Credit score:	780-799 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	7y 7m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,345	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	Yes
Screen name:	respectful-repayment658	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
Purpose of loan:
This loan will be used to consolidate my credit card debt.

My financial situation:
I am a good candidate for this loan because I have never defaulted on a loan or credit card. I built up my credit card debit when I was younger and have changed my spending habits. I very rarely use my credit cards so I will not be adding additional balances, and therefore additional bills, to my credit cards. I am looking to completely get rid of my credit card debt in the next few years. I have been at my job for over 7 years and do not plan on changing jobs any time in the near future.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507754
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.95%
Term:	36 months

Lender yield:	7.99%	Borrower rate/APR:	8.99% / 9.33%	Monthly payment:	$158.98

Lender servicing fee:	1.00%	Effective Yield*:	7.99%
		Estimated return*:	6.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Mar-1985	Debt/Income ratio:	4%
Credit score:	820-839 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	22y 4m
Amount delinquent:	$0	Total credit lines:	64	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,400	Stated income:	$100,000+
Delinquencies in last 7y:	42	Bankcard utilization:	6%
		Homeownership:	Yes
Screen name:	loyalty-jaunt	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Vacation
Purpose of loan:
This loan will be used to... for vacation

My financial situation:
I am a good candidate for this loan because... I make good money and a stable job
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507774
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.00%
Term:	36 months

Lender yield:	22.99%	Borrower rate/APR:	23.99% / 27.47%	Monthly payment:	$490.35

Lender servicing fee:	1.00%	Effective Yield*:	22.43%
		Estimated return*:	12.43%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1990	Debt/Income ratio:	Not calculated
Credit score:	640-659 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	9	Current / open credit lines:	5 / 4	Length of status:	26y 9m
Amount delinquent:	$0	Total credit lines:	48	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,382	Stated income:	$0
Delinquencies in last 7y:	12	Bankcard utilization:	85%
		Homeownership:	No
Screen name:	ECS--INVESTMENTS-AND-LOANS	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 5	On-time:	22 ( 100% )	640-659 (Latest)
Principal borrowed:	$20,100.00	< 31 days late:	0 ( 0% )	680-699 (Jul-2010) 660-679 (Feb-2010) 660-679 (Jul-2009) 720-739 (Apr-2009)
Principal balance:	$63.56	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
6 TH PROSPER LOAN NEVER LATE ON ANY
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because... Own my Plumbing Bussness for 0ver 27 years. Paid off over 20 Thousand in Prosper loans.And have no mortage payment and no car payments.Thanks for you time.

Monthly net income: 10000
Monthly expenses: $6000
Housing: $0
Insurance: $600
Car expenses: $200
Utilities: $400
Phone, cable, internet: $200
Food, entertainment: $300
Clothing, household expenses: $200
Credit cards and other loans: $500
Other expenses: $
300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507792
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$217.74

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-2009	Debt/Income ratio:	18%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,003	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	21%
		Homeownership:	No
Screen name:	kralice4	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan to Improve Credit Score
Purpose of loan:
This loan will be used to Invest in prosper. Interest rate is high however monthly payments will improve my credit score for lower APR on future transactions.

My financial situation:
I am a good candidate for this loan because my husband and I are fully capable to meet our financial obligations.

Monthly net income: $1600.00
Monthly expenses: $0.00
Housing: $0.00
Insurance: $0.00
Car expenses: $
Utilities: $0.00
Phone, cable, internet: $
Food, entertainment: $200.00
Clothing, household expenses: $0.00
Credit cards and other loans: $0.00
Other expenses: $0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507822
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$130.65

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Oct-1986	Debt/Income ratio:	23%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	12 / 9	Length of status:	0y 2m
Amount delinquent:	$58	Total credit lines:	39	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,812	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	100%
		Homeownership:	No
Screen name:	TexasRN-30	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payday Loan Rollercoaster
Purpose of loan: To pay off payday loans

--------------------------------------------------------------------------------

This loan will be used to...payoff payday loans

My financial situation:
I am a good candidate for this loan because I always pay my debts, have a steady job and will continue to have a steady job, as I am a medical professional.

Monthly net income: $ 4536.64
Monthly expenses: Total- $ 2990
Housing: $900
Insurance: $45
Car expenses: $435
Utilities: $200
Phone, cable, internet: $0/paid by employer
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $1000
Other expenses: $110/my mothers phone and car insurance
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507888
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	12 months

Lender yield:	13.99%	Borrower rate/APR:	14.99% / 20.86%	Monthly payment:	$180.51

Lender servicing fee:	1.00%	Effective Yield*:	13.75%
		Estimated return*:	7.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1990	Debt/Income ratio:	8%
Credit score:	700-719 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	5y 4m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$237	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	47%
		Homeownership:	No
Screen name:	dollar-gatherer	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I owe the I.R.S.
Purpose of loan:
This loan will be used topay off a error found on my 2009 taxes...

My financial situation:
I am a good candidate for this loan because I am very responsible and pay my bills on time...

Monthly net income: $1600
Monthly expenses: $1200
Housing: $455
Insurance: $155
Car expenses: $100
Utilities: $270
Phone, cable, internet: $135
Food, entertainment: $50
Clothing, household expenses: $0
Credit cards and other loans: $25
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507934
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Apr-2004	Debt/Income ratio:	78%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,208	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	No
Screen name:	independent-marketplace1	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt
Purpose of loan:
This loan will be used to consolidate my debt.

My financial situation:
I am a good candidate for this loan because I make sure my bills are paid to be able to care for my family

Monthly net income: $2200.00
Monthly expenses: $1350
Housing: $0
Insurance: $260.00
Car expenses: $280.00
Utilities: $0
Phone, cable, internet: $160.00
Food, entertainment: $200.00
Clothing, household expenses: $100.00
Credit cards and other loans: $350.00
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507968
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Feb-1996	Debt/Income ratio:	Not calculated
Credit score:	660-679 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	22 / 16	Length of status:	11y 4m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,826	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	9%
		Homeownership:	No
Screen name:	first-tolerant-money	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
just wanna build better credit
Purpose of loan:
i have no purpose for this loan at all just to build credit safe no risk i will put this money in the bank

My financial situation:
I am a good candidate for this loan because...my credit score is 700+ i dont use much credit my home is free and clear i just paid all credit cards to 0 never late EVER just want to build better credit..perhaps to start a biz. with my children in the future for now not using this money for anything safe will stay in the bank over 100k income retired responsable senior

Monthly net income: $9000
Monthly expenses: $2300
Housing: $200 maintaince fee
Insurance: $400
Car expenses: $600
Utilities: $100
Phone, cable, internet: 50 phone cell and home cable and internet inc. in maintaince fee
Food, entertainment: $400
Clothing, household expenses: $200
Credit cards and other loans: jared and jc penny 250 all credit cards just paid to 0
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507974
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$322.47

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Nov-1996	Debt/Income ratio:	29%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	13 / 13	Length of status:	1y 5m
Amount delinquent:	$1,210	Total credit lines:	64	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,309	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	Auntnea	Borrower's state:	Florida	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	680-699 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	680-699 (Jul-2006)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Tables have turned for me.
Purpose of loan:
This loan will be used to pay off debt.

My financial situation:
I am a good candidate for this loan because, I believe in paying my bills and I want to be debt free. Also I joined prosper as a lender, however I have had some set backs in the last five years and I find myself in need of a loan.

Monthly net income: $5500.00
Monthly expenses: $4500
Housing: $700.00
Insurance: $300.00
Car expenses: $0
Utilities: $250.00
Phone, cable, internet: $200.00
Food, entertainment: $200.00
Clothing, household expenses: $150.00
Credit cards and other loans: $1500.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507986
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.49%	Borrower rate/APR:	30.49% / 32.96%	Monthly payment:	$424.52

Lender servicing fee:	1.00%	Effective Yield*:	28.75%
		Estimated return*:	17.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (May-2011)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	9y 3m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$262,042	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	89%
		Homeownership:	Yes
Screen name:	p2p-pal9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Realtor in need!
This loan will be used to consolidate debt eliminate penalties from certain government agencies, etc.

I am a good candidate for this loan because I do have a couple of deals in my pipe line as well as other agents that work for me. Due to the new banking "guidelines" it is getting harder & harder to obtain loans to purchase homes & therefore making my job harder & 30 -45 day escrows are turning into 60-75 day escrows, with Agents having to extend loan contingencies & time periods in general so deals are closing further & further apart- but they are closing.

Monthly net income: $10,000+
Monthly expenses: $800. (all inclusive)
Housing: $4000.
Insurance: $500.
Car expenses: $1000.
Utilities: see monthly
Phone, cable, internet: see monthly
Food, entertainment: see monthly
Clothing, household expenses: see monthly
Credit cards and other loans: see monthly
Other expenses: see monthly
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508030
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$322.47

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Aug-2000	Debt/Income ratio:	54%
Credit score:	600-619 (May-2011)	Inquiries last 6m:	9	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,961	Stated income:	$1-$24,999
Delinquencies in last 7y:	9	Bankcard utilization:	33%
		Homeownership:	No
Screen name:	Jarock5	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	540-559 (Apr-2008) 520-539 (Mar-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	33
Description
Business Expansion
Purpose of loan: To expand my pet sitting business
This loan will be used to... Aggressively advertise,Update insurance to add new workers.

My financial situation: Is getting better could be even better if I could expand my business.
I am a good candidate for this loan because... I had a previous loan with Prosper paid in full never missed a payment. I have a regular job on top of my pet business and I recently took a job cleaning apartments. I will work hard to pay back loan I will never miss a payment. I was dumb when I was young, but I have learned from my mistakes.

Monthly net income: $1700.00
Monthly expenses: $1058.00
Housing: $250.00
Insurance: $123.00
Car expenses: $150.00
Utilities: $100.00
Phone, cable, internet: $62.00
Food, entertainment: $75.00
Clothing, household expenses: $0
Credit cards and other loans: $100.00
Other expenses: $200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508036
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	6.10%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.36%	Monthly payment:	$73.30

Lender servicing fee:	1.00%	Effective Yield*:	17.57%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1971	Debt/Income ratio:	22%
Credit score:	740-759 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	0y 11m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	laxman310	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	16 ( 100% )	740-759 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	740-759 (Oct-2010) 680-699 (Jan-2010) 700-719 (Oct-2009)
Principal balance:	$1,090.65	31+ days late:	0 ( 0% )
Total payments billed:	16
Description
LOW RISK Improve Prosper Score
This loan will increase my short term liquidity, build my prosper history, and pay the balance of my current loan.

I am a good candidate for this loan because my discretionary and living expenses are covered by my parents.
I am a medical resident and make $45K. After, I will be a dermatologist (salary of 325K+). I use my salary to fund my 401K and Roth IRA.

Net Worth: $200K.

Monthly income: $42000

I had 2 previous prosper loans, and paid them both back ahead of schedule. I have also paid down my current loan ahead of schedule. If my rate is greater than my current loan (13%), I will not fund it.
If it is: 12-14%, I will pay it back in 12 months.
10-12%, I will pay it back in 16 months.
8-10%, I will pay it back in 18 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508048
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$246.06

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1986	Debt/Income ratio:	18%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	23 / 21	Length of status:	7y 9m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$69,160	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	nolagirl	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short term loan neeed
Purpose of loan: To make unexpected repairs to home and car
This loan will be used to... Home/Auto repairs

My financial situation:
I am a good candidate for this loan because I can repay the loan quickly - within 3 months

Monthly net income: $ 8200
Monthly expenses: $
Housing: $ 1751
Insurance: $ 500
Car expenses: $ 600
Utilities: $ 400
Phone, cable, internet: $ 150
Food, entertainment: $500
Clothing, household expenses: $ 400
Credit cards and other loans: $ 2500
Other expenses: $ Daycare, etc. 1500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508054
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1999	Debt/Income ratio:	36%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	6y 2m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,293	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	105%
		Homeownership:	No
Screen name:	return-library1	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
mrs.
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...I am trying to rebuilt my credit. I have made mistakes in the past and am working very hard to rebuilt my credit. I would very much appreciate the chance to do this. I am in need to repair the air conditioner in my vehicle and pay off some bills. Thank you for you consideration

Monthly net income: $3900.00
Monthly expenses: $
Housing: $0.00
Insurance: $299.00
Car expenses: $150.00
Utilities: $200.00
Phone, cable, internet: $125.00
Food, entertainment: $75.00
Clothing, household expenses: $50.00
Credit cards and other loans: $500.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508060
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,500.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	60 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 20.44%	Monthly payment:	$298.25

Lender servicing fee:	1.00%	Effective Yield*:	17.68%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-2004	Debt/Income ratio:	8%
Credit score:	740-759 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 2	Length of status:	2y 1m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,873	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	Yes
Screen name:	responsibility-willow	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Fees
Purpose of loan:
This loan will be used to obtain a rhinoplasty and breast reduction before my wedding on August 14, 2011.

My financial situation:
I am a good candidate for this loan because I am a professional, working as an auditor for the government. I have a very high credit score and have never paid a bill late in my life. My debt/income ratio is very favorable. My income listed below is only my own (not my fiances), and my expenses listed below are halved, as my fiance pays half of the expenses.

Monthly net income: $2334
Monthly expenses: $1276 (itemized below):
_____________________________________________
Housing: $488 (includes escrow--insurance/HOA dues, etc)
Car expenses (gas): $100
Utilities (power, water, sewer, trash): $93
Phone, cable, internet (only internet and cell phone. no cable): $45
Food, entertainment: $300
Clothing, household expenses: $50
Student loans: $150
Other expenses: $50 (pets medications/food/etc)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508086
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.60%
Term:	36 months

Lender yield:	9.29%	Borrower rate/APR:	10.29% / 12.40%	Monthly payment:	$210.62

Lender servicing fee:	1.00%	Effective Yield*:	9.26%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-2002	Debt/Income ratio:	18%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,623	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Homeownership:	No
Screen name:	return-orbiter	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 95% )	680-699 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	1 ( 5% )	700-719 (Apr-2011) 700-719 (Jul-2009)
Principal balance:	$718.75	31+ days late:	0 ( 0% )
Total payments billed:	20
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate credit card debt at a lower interest rate.

My financial situation: I am trying to consolidate my credit cards. You will notice 1 late payment on this listing. I had an issue with Chase and payments autodrafting multiple times and multiple $34 insufficient funds fees I had to overcome. If you have any questions please message me and I will be happy to clarify.

I am a good candidate for this loan because I am financially responsible. I have a full-time job which I had held for years. I also live by myself and am able to budget and manage my finances.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508098
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.60%
Term:	36 months

Lender yield:	9.29%	Borrower rate/APR:	10.29% / 12.40%	Monthly payment:	$243.03

Lender servicing fee:	1.00%	Effective Yield*:	9.26%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1999	Debt/Income ratio:	25%
Credit score:	760-779 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,399	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	14%
		Homeownership:	No
Screen name:	penny-entrepreneur2	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	760-779 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	760-779 (Apr-2010)
Principal balance:	$1,756.12	31+ days late:	0 ( 0% )
Total payments billed:	12
Description
Investment Opportunity
Purpose of loan:
This loan will be used to...

Allow me to continue making money through utilizing hedged strategies in the equities market, most often indices. I have been doing this successfully for several years, however, due to the small amount of my portfolio, my total profits have not yet accumulated as much as I would like. This loan will allow me to continue to make conservative, yet profitable investments, which will yield significant profit over the interest I will pay on the loan. With additional capital I hope to soon be able to pursue my trading and generate a significant income.

My financial situation:
I am a good candidate for this loan because...

I have a current prosper loan with perfect repayment history.

The money will primarily be used as collateral for short term,conservative, hedged trades, with both principle and profit available to make payments on the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508104
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.49%	Borrower rate/APR:	30.49% / 32.96%	Monthly payment:	$489.83

Lender servicing fee:	1.00%	Effective Yield*:	28.75%
		Estimated return*:	17.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1992	Debt/Income ratio:	29%
Credit score:	700-719 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	23 / 21	Length of status:	7y 11m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$87,358	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	Yes
Screen name:	just-leverage0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation and house work
Purpose of loan: Debt consolidation and house work
This loan will be used to... pay of credit card and some house work

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 6000/7000
Monthly expenses: $
Housing: $ 1500
Insurance: $ 100
Car expenses: $ 400
Utilities: $200
Phone, cable, internet: $100
Food, entertainment: $ 500
Clothing, household expenses: $
Credit cards and other loans: $700
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508128
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Apr-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (May-2011)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	9 / 6	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,673	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	74%
		Homeownership:	No
Screen name:	newest-professional-agreement	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
need debt relief
Purpose of loan:
This loan will be used to..pay down credit cards and expand inventory.

My financial situation:
I am a good candidate for this loan because...I never been late on a payment for anything

Monthly net income: $2,500
Monthly expenses: $1,500
Housing: $200
Insurance: $50
Car expenses: $0
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $800
Other expenses: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508140
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1991	Debt/Income ratio:	15%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	10y 4m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	39	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	adventure274	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Improving my home
Purpose of loan:
This loan will be used to...complete home improvements

My financial situation:
I am a good candidate for this loan because...I have stable employment, lived at same residence for 7 yrs, improving my home. I have established fredit for a long time. I have paid all of my debt. The reason my score is lower is because of unforseen circumstance in 2008. I am in much better position to handle any issues that may arise. I also intend on paying off this loan within 1 year.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508152
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,200.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$139.36

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Feb-1994	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Apr-2011)	Inquiries last 6m:	5	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	15y 6m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,861	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	impressive-durability977	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan for my business
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508158
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-1994	Debt/Income ratio:	5%
Credit score:	740-759 (May-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	2 / 1	Length of status:	5y 7m
Amount delinquent:	$596	Total credit lines:	8	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	hope-star4	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DIGITAL47
Purpose of loan: VACACION
This loan will be used to...

My financial situation: IS GOOD BUT SHORT MONEY
I am a good candidate for this loan because...I CAN PAY THIS MONEY BACK MONLY

Monthly net income: $3300
Monthly expenses:
Housing: $648
Insurance: $86
Car expenses: $100
Utilities: $300
Phone, cable, internet: $90
Food, entertainment: $100
Clothing, household expenses: $100
Credit cards and other loans: $35
Other expenses: $
00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508164
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-1990	Debt/Income ratio:	21%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 7	Length of status:	15y 5m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,493	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Bankcard utilization:	39%
		Homeownership:	Yes
Screen name:	green-economy-attraction	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508232
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.49%	Borrower rate/APR:	30.49% / 32.96%	Monthly payment:	$391.86

Lender servicing fee:	1.00%	Effective Yield*:	28.75%
		Estimated return*:	17.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-2007	Debt/Income ratio:	26%
Credit score:	700-719 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$386	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Bankcard utilization:	25%
		Homeownership:	No
Screen name:	tandcremod	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding
Purpose of loan:
This loan will be used to pay for my wedding. I am currently engaged to my soon to be wife. We first met in middle school and have been happily in love ever since. We had money saved up for our wedding however due to a car accident 2 years ago a majority of our saving went towards medical bills. I would appreciate the opportunity to be able to continue our wedding plans as we had planned and help would be greatly appreciated.

I am a good candidate for this loan because I have been in the same career field since I graduated out of collage and have never lost a job. Also as you will see below I have very little debt.

Monthly net income: $4000
Monthly expenses: $100
Housing: $400
Insurance: $130
Phone, cable, internet: $60
Food, entertainment: $100
Clothing, household expenses: $200
Credit cards and other loans: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508250
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-1994	Debt/Income ratio:	21%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	reward-cadence7	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
daddy of 4
Purpose of loan:auto
This loan will be used to...pay for repairs

My financial situation: good
I am a good candidate for this loan because...
I pay my bills on time

Monthly net income: $2100
Monthly expenses: $
Housing: $243
Insurance: $189
Car expenses: $
Utilities: $185
Phone, cable, internet: $165
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $245
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508256
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$87.10

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1993	Debt/Income ratio:	Not calculated
Credit score:	660-679 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 2	Length of status:	6y 11m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	momentous-liberty9	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
more current money
Purpose of loan:
This loan will be used to...go on an already planned vacation and to pay off a payday loan.

My financial situation:
I am a good candidate for this loan because...I have never defaulted on a loan in my life.

Monthly net income: $1500+
Monthly expenses: $
Housing: $350 Rent
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508292
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.49%	Borrower rate/APR:	30.49% / 32.96%	Monthly payment:	$489.83

Lender servicing fee:	1.00%	Effective Yield*:	28.75%
		Estimated return*:	17.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-2001	Debt/Income ratio:	30%
Credit score:	700-719 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	39 / 39	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	67	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,171	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	74%
		Homeownership:	Yes
Screen name:	brightest-penny-catapult	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Florida Solar and Air
Purpose of loan: Home improvement
This loan will be used to... Install impact resistant windows and doors

My financial situation: South Florida Educational Credit Union
I am a good candidate for this loan because... I have good income

Monthly net income: $4500
Monthly expenses: $
Housing: $1200
Insurance: $75
Car expenses: $200
Utilities: $150
Phone, cable, internet: $100
Food, entertainment: $50
Clothing, household expenses: $100
Credit cards and other loans: $500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505587
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$265.33

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1996	Debt/Income ratio:	18%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	8y 8m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,620	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	18%
		Homeownership:	Yes
Screen name:	kind-credit-smasher	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Ring Money
Purpose of loan:
This loan will be used to pay for an engagement ring

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 5,680
Monthly expenses: $1,200
Housing: $ 1500
Insurance: $ 130
Car expenses: $ 500
Utilities: $ 200
Phone, cable, internet: $ 150
Food, entertainment: $150
Clothing, household expenses: $100
Credit cards and other loans: $800
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506641
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-1997	Debt/Income ratio:	14%
Credit score:	660-679 (Apr-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	11 / 7	Length of status:	10y 7m
Amount delinquent:	$55	Total credit lines:	38	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,844	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	unafraid-vigilance3	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3400
Monthly expenses: $2500
Housing: $1010
Insurance: $293 a year
Car expenses: $521
Utilities: $250
Phone, cable, internet: $185
Food, entertainment: $300
Clothing, household expenses: $250
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506799
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$204.10

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-2007	Debt/Income ratio:	28%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,506	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	32%
		Homeownership:	No
Screen name:	liberty-hammock8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
liberty-hammock8
Purpose of loan:
This loan will be used to...pay my credit card bills

My financial situation: Bank of Aamerica
I am a good candidate for this loan because...

Monthly net income: $1900
Monthly expenses: $
Housing: $500
Insurance: $90
Car expenses: $380
Utilities: $
Phone, cable, internet: $200
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $400
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507231
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$527.28

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1991	Debt/Income ratio:	12%
Credit score:	760-779 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	14y 1m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$105,926	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	nickel-samaritan	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tired of paying too much to banks
Purpose of loan:
This loan will be used to eliminate a much higher interest rate loan.

My financial situation:
I am a good candidate for this loan because I am a federal employee as well as military reserve officer and so have a consistent income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507689
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$612.30

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-2006	Debt/Income ratio:	22%
Credit score:	760-779 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	5y 4m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,279	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	26%
		Homeownership:	Yes
Screen name:	kind-benevolent-generosity	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I Need a Loan to Purchase a Website
Purpose of loan:
This loan will be used to purchase a website which will produce high monthly revenue.

My financial situation:
I am a good candidate for this loan because our business has found a way to buy websites and sell them for double what we paid.

The previous owner of the website we are wanting to purchase hasn't maximized the full potential of the website.

I would be happy to talk over the phone to explain the situation and terms of the loan.

We are a honest business and will be able to pay back the loan without problems. Feel free to ask any questions.

Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507727
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Aug-1986	Debt/Income ratio:	20%
Credit score:	660-679 (Apr-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	7	Current / open credit lines:	5 / 5	Length of status:	4y 0m
Amount delinquent:	$20,360	Total credit lines:	34	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 4	Revolving credit balance:	$617	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Bankcard utilization:	100%
		Homeownership:	Yes
Screen name:	felicity-giraffe	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
family1
Purpose of loan:
This loan will be used to.. home improvment

My financial situation:
I am a good candidate for this loan because...I am a very hard worker but ran into some hard times with family matters that made my credit hit bottom on my feet now just trying to get back

Monthly net income: $5833
Monthly expenses: $120 cell
Housing: $900
Insurance: $120
Car expenses: $401
Utilities: $250
Phone, cable, internet: 79
Food, entertainment: $100
Clothing, household expenses: $100
Credit cards and other loans: $45
Other expenses: $200 gas
My wife brings in 700 a month also she only work part time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507763
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$322.47

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-1993	Debt/Income ratio:	44%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 14	Length of status:	6y 4m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,703	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	74%
		Homeownership:	Yes
Screen name:	jjra23	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	47 ( 100% )	640-659 (Latest)
Principal borrowed:	$22,500.00	< 31 days late:	0 ( 0% )	660-679 (Apr-2010) 700-719 (Aug-2009) 700-719 (Mar-2008) 680-699 (Feb-2008)
Principal balance:	$5,638.52	31+ days late:	0 ( 0% )
Total payments billed:	47
Description
I'd rather pay you then THEM!
Purpose of loan:
This loan will be used to consolidate some debt into 1 payment and pay it off faster.

My financial situation:
I am a good candidate for this loan because I have never missed a payment on anything owed. I have recently paid off my first Prosper loan and I am current on a Prosper I have now. Prosper has been an amazing tool for me to get my debt paid off at a much quicker rate than if I was just paying normally.

Monthly net income: $6600
Monthly expenses: $4200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507769
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$87.10

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (May-2011)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	8	Current / open credit lines:	4 / 3	Length of status:	7y 4m
Amount delinquent:	$2,493	Total credit lines:	28	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$100	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	20	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	credit-amplifier6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Loan
Purpose of loan: Put a new roof on my house.
This loan will be used to...

My financial situation: I have steady income, but not a lot of savings.
I am a good candidate for this loan because... I have steady income.

Monthly net income: $5000
Monthly expenses: $
Housing: $450
Insurance: $200
Car expenses: $200
Utilities: $70
Phone, cable, internet: $120
Food, entertainment: $600
Clothing, household expenses: $500
Credit cards and other loans: $400
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507777
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-1988	Debt/Income ratio:	17%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	8 / 8	Length of status:	15y 8m
Amount delinquent:	$14,738	Total credit lines:	22	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,388	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	triumphant-p2p9	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting on track,income increasing!
Purpose of loan:
This loan will be used to... Catch up mortgage/debt so I can move forward. After the death of my Mom a year ago I've had a lot of expenses plus had to pick up her share of housing expenses. I really could use more like $8K if poss.

My financial situation:
I am a good candidate for this loan because... I am self-employed in addition to a salaried job. My self-employment income will increase starting immediately as I've just been hired for a regular gig. I just need to get over this hump so I can get back on track. I will either refi or seek to sell my home to decrease housing cost, using a HUD-approved counselor for help.

Monthly net income: $4500 (salary + self- employment)
Monthly expenses: $
Housing: $2355
Insurance: $209
Car expenses: $600
Utilities: $100
Phone, cable, internet: $175
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507795
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,600.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$113.23

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-2003	Debt/Income ratio:	Not calculated
Credit score:	660-679 (May-2011)	Inquiries last 6m:	1	Employment status:	Not employed
Now delinquent:	1	Current / open credit lines:	1 / 0	Length of status:	0y 5m
Amount delinquent:	$376	Total credit lines:	3	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	marketplace-palm7	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Last Resort
Purpose of loan:
I need this loan to get my beloved Alienware M18x laptop quickly, her birthday is coming up within 3 weeks
I promised her this laptop a year ago and could not get money for it so i lied to her and she found out, that was horrible experience but this time around i am determined to get her this laptop, but it is impossible to get it on my own in 3 weeks time so i ask for your humble help to lend me needed amount of money to make her smile once more
Thank You for Reading this post

My financial situation:

Monthly net income: $ 100
Housing: $ 800
Car expenses : $ 0
Utilities: $ 200
Phone, cable, internet: $ 50
Food, entertainment: $ 200
Clothing, household expenses: $ 0
Credit cards and other loans: $ 0
Other expenses: $ 60-80
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507819
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$123.03

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1990	Debt/Income ratio:	5%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	9	Current / open credit lines:	4 / 4	Length of status:	2y 0m
Amount delinquent:	$3,407	Total credit lines:	27	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$746	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Bankcard utilization:	50%
		Homeownership:	Yes
Screen name:	reward-gatherer0	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medicial
Purpose of loan: Medical expense
This loan will be used to...operation not covered by insurance

My financial situation:
I am a good candidate for this loan because...I am able to pay the money back

Monthly net income: $3200
Monthly expenses: $
Housing: $ 1325
Insurance: $ 105
Car expenses: $ 350
Utilities: $ 125
Phone, cable, internet: $ 150
Food, entertainment: $ 159
Clothing, household expenses: $ 100
Credit cards and other loans: 75
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507831
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.00%
Term:	60 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 29.37%	Monthly payment:	$305.29

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	15.34%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1989	Debt/Income ratio:	28%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	3y 10m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,054	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Bankcard utilization:	76%
		Homeownership:	Yes
Screen name:	GregoryKeith	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	640-659 (Latest)
Principal borrowed:	$12,000.00	< 31 days late:	0 ( 0% )	700-719 (Aug-2008) 580-599 (Aug-2007)
Principal balance:	$1,869.53	31+ days late:	0 ( 0% )
Total payments billed:	32
Description
Loan to Rehab Home
Purpose of loan: Rehab Small Home
This loan will be used to gut home, replace electrical, plumbing, flooring, walls, and fixtures.

My financial situation: Solid. I am a good candidate for this loan because I am putting the funds into improving the condition of the home that I bought. I have a good amount of disposable income. I also have a current Prosper loan. I have made all of the 32 payments on time. The terms of that loan, $12,000 for 36 months at $494.74.

I did have some financial difficulties after my airline job was eliminated after the events of 911 however, that was many years ago and my finances are now solid. Just wish to be upfront with my past finances.

TOTAL Monthly net income: $3193
TOTAL Monthly expenses: $1755 ($1260 after 8/11)

Car Loan: $332
Car Insurance: $69
Utilities/Electric/Water: $95
Cable/Internet: $85
Cell Phone: $94
Food/Miscellaneous/Gas $530
Credit Card: $55
Prosper Loan: $495 (Will be paid off 8/11)

Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507953
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	May-1996	Debt/Income ratio:	36%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	6y 10m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$155	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	listing-umbrella9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan: Debt Consolidation
This loan will be used to pay off some small debts I have.

My financial situation:
I am a good candidate for this loan because because I have a full time job and have worked with my employer for over 6 years.

I know there is a couple credit blemishes on my file and that was from years back and have been completely taken care of. Besides that I have been making all my payments on time and never late.

I really do not have any bills except my car note and a few basic bills so I am more then in a position to take care of the loan responsibly each and every month.

I hope you take me into consideration. Thank you..

Monthly net income: $1600.00
Monthly expenses: $701.00
Housing: $
Insurance: $
Car expenses: $451.00
Utilities: $
Phone, cable, internet: $30.00
Food, entertainment: $200.00
Clothing, household expenses: $
Credit cards and other loans: $20.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507965
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$281.22

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-2002	Debt/Income ratio:	6%
Credit score:	760-779 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Pharmacist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$491	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	cognizant-benefit2	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Be My Guest
Purpose of loan:
This loan will be used to finish up a wedding plan. Make dreams a reality.
My financial situation:
I am a good candidate for this loan because I don't have loads of debt and pay all my bills on time with no excuses. I'm a research coordinator at a pharmaceutical company and my job is 110 percent secure so repayment will not be an issue.

Monthly net income: $5100
Monthly expenses: $3000
Housing: $960
Insurance: $101
Car expenses: $300
Utilities: $85
Phone, cable, internet: $120
Food, entertainment: $400
Clothing, household expenses: $150
Credit cards and other loans: $350
Other expenses: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507989
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$130.65

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-1997	Debt/Income ratio:	14%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	3	Employment status:	Other
Now delinquent:	1	Current / open credit lines:	1 / 1	Length of status:	7y 1m
Amount delinquent:	$205	Total credit lines:	7	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	safe-commerce0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A family in crisis
Purpose of loan: Bill Consolidation/ catch up
This loan will be used to...This loan will help us by consolidating our bills, catching up on rent and paying other bills like car insurance, car payment, and gas and electric

My financial situation: Up until now my financial situation was very stable. But due to unforeseen family vehicle breakdowns which led to us financing a vehicle and then my supplemental income were coming in fluxes, has set me behind on everything
I am a good candidate for this loan because...I take care of my bills immediately, and since I only get income once a month I pay my bills all at the same time. I'm a firm believer by teaching my children right and by leading by example.

Monthly net income: $2600
Monthly expenses: $250
Housing: $500
Insurance: $45
Car expenses: $300
Utilities: $45
Phone, cable, internet: $100
Food, entertainment: $0
Clothing, household expenses: $75
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508001
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$214.98

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jul-1989	Debt/Income ratio:	27%
Credit score:	600-619 (May-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,008	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	QWIKPAYBACK4U	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	5 ( 42% )	600-619 (Latest)
Principal borrowed:	$4,500.00	< 31 days late:	7 ( 58% )	660-679 (Mar-2010)
Principal balance:	$3,655.55	31+ days late:	0 ( 0% )
Total payments billed:	12
Description
Future Home Owner....
Purpose of loan:
This loan will be used to... Pay off existing loan and other misc debt in anticipation for future home purchase

My financial situation:
I am a good candidate for this loan because...Stable job, consistent payment track record

Monthly net income: $ 5000.00
Monthly expenses: $3600.00
Housing: $900.00
Insurance: $120.00
Car expenses: $ 600.00
Utilities: $100.00
Phone, cable, internet: $80.00
Food, entertainment: $500.00
Clothing, household expenses: $250.00
Credit cards and other loans: $700.00
Other expenses: $300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508009
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$281.22

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1985	Debt/Income ratio:	12%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	4 / 4	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	56	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$1,769	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	43	Bankcard utilization:	39%
		Homeownership:	No
Screen name:	red-relentless-penny	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Case Worker
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2,558.00
Monthly expenses: $
Housing: $275.00
Insurance: $92.00
Car expenses: $260.00
Utilities: $0.00
Phone, cable, internet: $93.00
Food, entertainment: $150.00
Clothing, household expenses: $50.00
Credit cards and other loans: $670.00
Other expenses: $238.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508027
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$204.10

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1994	Debt/Income ratio:	5%
Credit score:	700-719 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	4y 8m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,208	Stated income:	$100,000+
Delinquencies in last 7y:	9	Bankcard utilization:	101%
		Homeownership:	Yes
Screen name:	rupee-paloverde1	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
raciing348
Purpose of loan:
This loan will be used for home improvement

My financial situation: is comfortable
I am a good candidate for this loan because...I would like to establish more credit for myself and I pay my bills on time

Monthly net income: $9000.00
Monthly expenses: $
Housing: $3500.00
Insurance: $100.00
Car expenses: $0.00
Utilities: $200.00
Phone, cable, internet: $100.00
Food, entertainment: $400.00
Clothing, household expenses: $100.00
Credit cards and other loans: $100.00
Other expenses: $100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508069
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$87.10

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jan-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (May-2011)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$280	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	43%
		Homeownership:	No
Screen name:	economy-palace961	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small Business Loan For Expansion
Purpose of loan:
This loan will be used to pay for training of a full time addition,cost incured to get him "job ready"

My financial situation:
I am a good candidate for this loan because our product has a long waiting list of over 50 people. we average 3-4 units per month at 5000 a unit,with a realized profit of 800-1000 per unit,we are also averaging 7-10 new customers a month leaving orders unfilled

Monthly net income: $3800
Monthly expenses: $ 2000
Housing: $ 600
Insurance: $100
Car expenses: $400
Utilities: $200
Phone, cable, internet: $150
Food, entertainment: $200(food)
Clothing, household expenses: $300
Credit cards and other loans: $300
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508071
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	12 months

Lender yield:	25.69%	Borrower rate/APR:	26.69% / 35.84%	Monthly payment:	$719.00

Lender servicing fee:	1.00%	Effective Yield*:	24.52%
		Estimated return*:	9.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-2004	Debt/Income ratio:	83%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	5 / 5	Length of status:	10y 11m
Amount delinquent:	$524	Total credit lines:	20	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$521	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Bankcard utilization:	17%
		Homeownership:	No
Screen name:	blue-independent-felicity	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car Repair and Debt Consolidation
This loan will be used to...Fix my car and pay off some medical bills

My financial situation: Very Positive
I am a good candidate for this loan because i will oblige to all my financial obligations. I need a new motor for my car. I also have a few credit card and medical bills that I want to pay off. The negative information on my credit is because of an issue that i am disputing as of right now. When i was 18 I got into a lot of medical debt and at that time i was naive about it affecting my credit. Its been an uphill battle but I am truly happy on the road i am on to improving it. I truly thank you in advance for your investment.

Monthly net income: $ 2800.00
Monthly expenses: $
Housing: $ 0
Insurance: $ 100.00
Car expenses: $ 600 until July 2011
Utilities: $ 0
Phone, cable, internet: $ 80
Food, entertainment: $ 150
Clothing, household expenses: I do not shop
Credit cards and other loans: $ 50
Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508081
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$204.10

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (May-2011)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	2	Current / open credit lines:	6 / 5	Length of status:	2y 1m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$253	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	19	Bankcard utilization:	50%
		Homeownership:	No
Screen name:	asset-reaction2	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Knowledge and Capacity Coordinator
Purpose of loan: Consulting Start-Up Business. I am a young professional consulting at the Inter-American Development Bank. This loan will be used to start a small consultation on social media marketing for small businesses. I already have clients!
Disclaimer: On my credit report it shows that I have 19 instances of late payments, the reason for this is that I did an internship in Brisbane, Australia during grad school and since the student loan companies did not understand I was still in school they had begun repayment on all loans. This is a little misleading as it was one instance on all the loans not 19 different instances. I noticed this when I came back to the USA!

Monthly net income: $5,369 (+$2,000)=$7,369
Monthly expenses: $3,220
Housing:$1595.00,Insurance:$98.00,Car expenses:$160.00,Utilities: $35.00,Phone, cable, internet:$187.00,Food, entertainment:$400,Clothing, household expenses:$200,Credit cards and other loans:$20.00 payments,Other expenses:$525.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508083
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	12 months

Lender yield:	13.99%	Borrower rate/APR:	14.99% / 20.86%	Monthly payment:	$180.51

Lender servicing fee:	1.00%	Effective Yield*:	13.75%
		Estimated return*:	7.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Oct-1985	Debt/Income ratio:	13%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	28y 8m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$42,192	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	No
Screen name:	robust-currency0	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate higher interest credit cards and to establish a credit history with prosper

My financial situation:
I am a good candidate for this loan because...over 30 year work history and impeccable credit

Monthly net income: $11100
Monthly expenses: $
Housing: $2910
Insurance: $171
Car expenses: $451
Utilities: $70
Phone, cable, internet: $271
Food, entertainment: $800.00
Clothing, household expenses: $400
Credit cards and other loans: $1150.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508101
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Mar-1978	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (May-2011)	Inquiries last 6m:	3	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$65	Stated income:	$100,000+
Delinquencies in last 7y:	1	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	dollar-pecan3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding 1
Purpose of loan: Wedding
This loan will be used to...pay for the wedding band

My financial situation: Strong
I am a good candidate for this loan because...I have consistent income and can easily be liquid if necessary

Monthly net income: $11000
Monthly expenses: $4500
Housing: $1500
Insurance: $150
Car expenses: $0
Utilities: $250
Phone, cable, internet: $100
Food, entertainment: $500
Clothing, household expenses: $0
Credit cards and other loans: $2500
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508107
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$122.46

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-2003	Debt/Income ratio:	20%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	8y 2m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,216	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Bankcard utilization:	39%
		Homeownership:	No
Screen name:	mike5610	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for home improvement
Purpose of loan: We really need to update our existing living conditions with a baby girl on the way!
This loan will be used to...
Build an addition on to our house to accomadate our growing family.
My financial situation:
I am a good candidate for this loan because...Over the last 3 years I have been improving my credit significantly and also with a growing family am becoming more responsible.

Monthly net income: $2400
Monthly expenses: $1355, totaled from below
Housing: $500
Insurance: $100
Car expenses: $300
Utilities: $125
Phone, cable, internet: $125
Food, entertainment: $50
Clothing, household expenses: $110
Credit cards and other loans: $ 45
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508113
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Feb-1984	Debt/Income ratio:	10%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	14y 8m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Professional
Public records last 12m / 10y:	1/ 2	Revolving credit balance:	$91	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	44	Bankcard utilization:	91%
		Homeownership:	No
Screen name:	dough-cupcake8	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
REBUILD
Purpose of loan:
This loan will be used to...pay off other debt...

My financial situation:
I am a good candidate for this loan because...I am working hard to rebuild my credit after bankruptcy due to my wife not being able to go back to work after an injury she sustained during a medical procedure. This loan will pay off the other loans listed below and save me $238 per month. Thank you for your consideration.

Monthly net income: $3754
Monthly expenses: $3171
Housing: $1559
Insurance: $300
Car expenses: $200
Utilities: $300
Phone, cable, internet: $200
Food, entertainment: $500
Clothing, household expenses: $100
Credit cards and other loans: $412
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508125
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$108.87

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (May-2011)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	12y 9m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,881	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	lulupalooza06	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
In need of a small loan ASAP.
Purpose of loan:
This loan will be used to...pay off credit cards that are taking a big chunk of income.

My financial situation:
I am a good candidate for this loan because...I have never made a late payment on any loan or credit card account in the past 6 years and I would like to keep it this way. With the economy being the way it is, I want to pay off the small credit accounts and have just one monthly bill if possible.

Monthly net income: $3800.00
Monthly expenses: $
Housing: $ 660.00
Insurance: $ 48.00
Car expenses: $
Utilities: $ 350
Phone, cable, internet: $ 90.00
Food, entertainment: $ 200.00
Clothing, household expenses: $
Credit cards and other loans: $ 450.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508131
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-1993	Debt/Income ratio:	53%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	16 / 15	Length of status:	34y 2m
Amount delinquent:	$137	Total credit lines:	39	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$39,228	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	ore-marauder	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Father of Three Girls
Purpose of loan:
This loan will be used to...finish paying for daughters wedding,second one within 2 years,and replace broken lawn mower

My financial situation: stable, my wife and I both work full time
I am a good candidate for this loan because...I fully intend to continue to pay my financial obligations on time

Monthly net income: $5000.00 (Wife's $2050.00)
Monthly expenses: $
Housing: $1100
Insurance: $
Car expenses: $600
Utilities: $200
Phone, cable, internet: $120
Food, entertainment: $400
Clothing, household expenses: $
Credit cards and other loans: $500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508149
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$130.65

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1989	Debt/Income ratio:	13%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	9 / 7	Length of status:	3y 5m
Amount delinquent:	$607	Total credit lines:	25	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,087	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	21	Bankcard utilization:	87%
		Homeownership:	No
Screen name:	fsjeter	Borrower's state:	Nevada	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate for lower Interest Rate
Purpose of loan:
This loan will be used to consolidate debt incurred from recent transmission and A/C repairs to my Ford Explorer totaling $2,900.00. Any remaining amount of the loan will be put back into Prosper.

My financial situation:
I am a good candidate for this loan because I have good stable employment and income level to adequately manage this loan.

Monthly net income: $3,100.00
Monthly expenses: $
Housing: $1010.00
Insurance: $178.00
Car expenses: $0 (Paid-Off)
Utilities: $165.00
Phone, cable, internet: $150.00
Food, entertainment: $200
Clothing, household expenses: $200.00
Credit cards and other loans: $250.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508155
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	60 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 20.44%	Monthly payment:	$259.35

Lender servicing fee:	1.00%	Effective Yield*:	17.68%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1990	Debt/Income ratio:	9%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	4y 7m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,020	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	16	Bankcard utilization:	56%
		Homeownership:	No
Screen name:	wise-credit-philosopher	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off bills
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508199
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-1992	Debt/Income ratio:	367%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	2	Current / open credit lines:	11 / 7	Length of status:	4y 4m
Amount delinquent:	$8,840	Total credit lines:	34	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,833	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Bankcard utilization:	34%
		Homeownership:	Yes
Screen name:	harmonious-loyalty	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Help
Purpose of loan:
This loan will be used to...
Consolidate some of my outstanding loans
My financial situation:
I am a good candidate for this loan because...
By consolidating some of my loan would
free up $756.00 a mouth

Monthly net income: $4185.38
Monthly expenses: $
Housing: $1130.79
Insurance: $152.79
Car expenses: $614.00
Utilities: $328.00
Phone, cable, internet: $234.00
Food, entertainment: $600.00
Clothing, household expenses: $100.00
Credit cards and other loans: $1060.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508217
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.00%
Term:	36 months

Lender yield:	22.99%	Borrower rate/APR:	23.99% / 27.47%	Monthly payment:	$137.30

Lender servicing fee:	1.00%	Effective Yield*:	22.43%
		Estimated return*:	12.43%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1998	Debt/Income ratio:	44%
Credit score:	820-839 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	4y 0m
Amount delinquent:	$0	Total credit lines:	53	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,029	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	Yes
Screen name:	MLW417	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	45 ( 90% )	820-839 (Latest)
Principal borrowed:	$5,500.00	< 31 days late:	5 ( 10% )	760-779 (Jan-2010) 780-799 (Apr-2008) 720-739 (Feb-2008) 620-639 (Jan-2007)
Principal balance:	$2,397.33	31+ days late:	0 ( 0% )
Total payments billed:	50
Description
CPA Exam Loan
Purpose of loan: This loan will be used to fund my CPA Exam costs
This loan will be used to fund my CPA Exam Costs (exam fees and reveiw materials). I plan to take the CPA exam over the next year.

My financial situation:
I am a good candidate for this loan because:
-Great credit
-High credit score of 820 (Experian) and I have improved since my last Prosper loan
-Strong Prosper history with two previous loans
-Long term employment

I've had a great experience with prosper.com and would like to continue using a peer to peer format rather than a big bank/lender.

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508235
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	May-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (May-2011)	Inquiries last 6m:	5	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	6y 4m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$733	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	17%
		Homeownership:	No
Screen name:	ArchetypeHD	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
SHORT TERM DEBT CONSOLIDATION
I am the owner / operator of ArchetypeHD, a film and television production support business. I have been operating profitably in Phoenix for 6+ years. I also work for my in-laws doing pest control on days that I am not working for my company.

I'd like to consolidate a couple of ankle biter cards into one loan payment. Most likely I will be able to pay this loan in full by the end of this year or beginning of next. The winter production season is the most profitable part of my year.

Monthly net income: $4000
Monthly expenses: $2500
Housing: $900 (to be under $500 after purchasing a home in 8/2011)
Insurance: $95 (auto), $140 (life)
Car expenses: $365
Utilities: $200
Phone, cable, internet: $50 (internet), $0 (no cable, HD out of the air!)
Food, entertainment: $500
Clothing, household expenses: $200
Credit cards and other loans: $200 (currently), $0 (after consolidation)
Other expenses: $175 (Prosper payment)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508241
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$224.51

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-2008	Debt/Income ratio:	32%
Credit score:	720-739 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$40	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	No
Screen name:	natural-peace7	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
JoJo
Purpose of loan:
This loan will be used to visit my parents in the Philippines, as I have not seen them in 8 years.

My financial situation: Good
I am a good candidate for this loan because, I have always paid my bills on time or early.

Monthly net income: $1400
Monthly expenses: $
Housing: $ 549
Insurance: $ 0.00 (husband pays)
Car expenses: $0.0 ( husband pays)
Utilities: $57
Phone, cable, internet: $53
Food, entertainment: $0
Clothing, household expenses: $
Credit cards and other loans: $(all paid clear)
Other expenses: $n/a
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508253
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$257.97

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Feb-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (May-2011)	Inquiries last 6m:	4	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	22 / 21	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$887	Stated income:	$100,000+
Delinquencies in last 7y:	8	Bankcard utilization:	34%
		Homeownership:	No
Screen name:	countrysun	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	700-719 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	680-699 (Jul-2010)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Loan to pay off higher medical bill
Purpose of loan:
This loan will be used to pay off medical bills and high interest debt.

My financial situation:
I am a good candidate for this loan because I have had a Prosper loan in the past with no late payments

Monthly net income: $ 10000
Monthly expenses: $
Housing: $ 2900
Insurance: $ 500
Car expenses: $ 300
Utilities: $ 500
Phone, cable, internet: $ 200
Food, entertainment: $ 300
Clothing, household expenses: $ 200
Credit cards and other loans: $ 1500
Kids Tuition: $2900
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508289
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$326.62

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1998	Debt/Income ratio:	30%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	36 / 34	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	64	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,271	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	agreement-shooter0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Florida Solar and Air
Purpose of loan:
This loan will be used to... impact resistand windows and doors

My financial situation: Bank of America, South Florida educational credit Union
I am a good candidate for this loan because... I have excellent income

Monthly net income: $4,500
Monthly expenses: $
Housing: $1100
Insurance: $75
Car expenses: $200
Utilities: $150
Phone, cable, internet: $100
Food, entertainment: $50
Clothing, household expenses: $50
Credit cards and other loans: $500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508295
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$87.10

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Oct-2006	Debt/Income ratio:	29%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 5	Length of status:	2y 11m
Amount delinquent:	$1,500	Total credit lines:	11	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	transparency-conqueror	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Management
Purpose of loan:
This loan will be used to...
To pay bills.

My financial situation:
I am a good candidate for this loan because...
Able to pay loan back on time

Monthly net income:2500 $
Monthly expenses: 1100 $
Housing: 685 $
Insurance:100 $
Car expenses:400 $
Utilities:80 $
Phone, cable, internet:100 $
Food, entertainment:30 $
Clothing, household expenses:30 $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.